UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☑  Filed by the Registrant
☐  Filed by a Party other than the Registrant

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to Section 240.14a-12

CREDITRISKMONITOR.COM, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑  No fee required
☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐  Fee paid previously with preliminary materials:
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

CREDITRISKMONITOR.COM, INC.
704 Executive Boulevard, Suite A
Valley Cottage, New York 10989

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 28, 2020

To the Stockholders of CreditRiskMonitor.com, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CreditRiskMonitor.com, Inc., a Nevada corporation (the “Company”), will be held on July 28, 2020 at 704 Executive Boulevard, Suite A, Valley Cottage, NY 10989, at 9:30 a.m., for the following purposes:

1.	To elect four directors for the coming year;

2.	To ratify the selection of CohnReznick LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020;

3.	To ratify the Amended and Restated Articles of Incorporation of the Company; and

4.	To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on June 12, 2020 are entitled to notice of and to vote at the meeting or at any adjournment thereof.

As part of our precautions regarding the coronavirus or COVID-19 pandemic, we are planning for the possibility that the Annual Meeting may be held virtually solely by means of remote communication or via a live webcast. If we take this step, we will publicly announce the decision to do so in advance, and we will provide details on how to participate in a press release and on our website at www.creditriskmonitor.com.

Important notice regarding the availability of Proxy Materials: The proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 are available electronically at www.proxyvote.com.

Jerome S. Flum
Chief Executive Officer

Valley Cottage, New York
June 12, 2020

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE.  FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.  ANY STOCKHOLDER MAY REVOKE A SUBMITTED PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.  THOSE VOTING BY INTERNET OR BY TELEPHONE MAY ALSO REVOKE THEIR PROXY BY VOTING IN PERSON AT THE MEETING OR BY VOTING AND SUBMITTING THEIR PROXY AT A LATER TIME BY INTERNET OR BY TELEPHONE.

CREDITRISKMONITOR.COM, INC.
704 Executive Boulevard, Suite A
Valley Cottage, New York 10989

PROXY STATEMENT

SOLICITING, VOTING AND REVOCABILITY OF PROXY

This proxy statement is being made available to all stockholders of record at the close of business on June 12, 2020, in connection with the solicitation by the Board of Directors of the Company (the “Board”) of proxies to be voted at the Annual Meeting of Stockholders to be held on July 28, 2020 at 9:30 a.m., local time, or any adjournment thereof, at 704 Executive Boulevard, Suite A, Valley Cottage, New York 10989.  Proxy materials for the Annual Meeting of Stockholders were made available to stockholders on or about June 24, 2020.

As part of our precautions regarding the coronavirus or COVID-19 pandemic, we are planning for the possibility that the Annual Meeting may be held virtually solely by means of remote communication or via a live webcast. If we take this step, we will publicly announce the decision to do so in advance, and we will provide details on how to participate in a press release and on our website at www.creditriskmonitor.com.

All shares represented by proxies duly executed and received will be voted on the matters presented at the meeting in accordance with the instructions specified in such proxies.  If you are a beneficial owner of shares held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization will be prohibited from voting your shares on “non-routine” matters. This is commonly referred to as a “broker non-vote”. The election of directors and the ratification of the Company’s Amended and Restated Articles of Incorporation are considered “non-routine” matters and therefore may not be voted on by your bank or broker absent specific instructions from you.  Please instruct your bank or broker so your vote can be counted.

The ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for 2020 (Proposal Number 2) is considered a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal Number 2.

The Board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holder will have to vote for substitute or alternate nominees to the Board.  In the event that any other matter should come before the meeting or any nominee is not available for election, the person named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with his best judgment.

The total number of common shares outstanding and entitled to vote as of the close of business on June 12, 2020 was 10,722,401.  The common shares are the only class of securities entitled to vote on matters presented to the stockholders, each share being entitled to one vote.  A majority of the common shares outstanding and entitled to vote as of the close of business on June 12, 2020 or 5,361,201 common shares, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

With regard to Proposal Number 1, the election of directors, votes may be cast in favor or withheld.  Each director shall be elected by a plurality of the votes cast in favor.  Accordingly, since there is a nominee for each of the four directorships, each nominee who receives one or more votes will be elected as a director.  Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

With regard to Proposal Number 2, the ratification of CohnReznick LLP as the Company’s independent registered public accounting firm, votes may be cast in favor, against or you may abstain.  The affirmative vote of a majority of shares present in person or by proxy and entitled to vote is necessary for ratification of the Company’s independent registered public accountants.  Abstentions will not be voted, although they will be counted as present and entitled to vote for purposes of the Proposal.  Accordingly, an abstention will have the effect of a vote against this Proposal.  A broker who does not receive instructions as to how to vote your shares may vote at its discretion in connection with this Proposal.

With regard to Proposal Number 3, the ratification of the Company’s Amended and Restated Articles of Incorporation, votes may be cast in favor, against or you may abstain.  The affirmative vote of a majority of shares present in person or by proxy and entitled to vote is necessary for ratification of the Company’s Amended and Restated Articles of Incorporation.  Abstentions will not be voted, although they will be counted as present and entitled to vote for purposes of the Proposal.  Accordingly, an abstention will have the effect of a vote against this Proposal.  A broker who does not receive instructions as to how to vote your shares may vote at its discretion in connection with this Proposal.

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise.  The proxy may be revoked by filing with us written notice of revocation or a fully executed proxy bearing a later date.  The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting.  However, a stockholder who attends the meeting need not revoke a proxy given and vote in person unless the stockholder wishes to do so.  Written revocations or amended proxies should be sent to us at 704 Executive Boulevard, Suite A, Valley Cottage, New York 10989, Attention: Corporate Secretary.  Those voting by Internet or by telephone may also revoke their proxy by voting in person at the meeting or by voting and submitting their proxy at a later time by Internet or by telephone.

The proxy is being solicited by the Board.  We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of the Company’s shares.  Solicitations will be made primarily by mail, but certain of the directors, officers or employees may solicit proxies in person or by telephone, telecopier or email without special compensation.

A list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for ten (10) days prior to the meeting, at the Company’s offices located at 704 Executive Boulevard, Suite A, Valley Cottage, New York 10989, and also during the whole time of the meeting for inspection by any stockholder who is present.  To contact us, stockholders should call Jonathan Levy at (845) 230-3015.

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE

The following table shows all cash compensation paid or to be paid by the Company during the fiscal years indicated to the chief executive officer and all other executive officers of the Company as of the end of the Company’s last fiscal year.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary		Bonus (1)		Option Awards (2)		All Other Compensation		Total
Jerome S. Flum, Chairman and Chief Executive Officer	2019 2018	$ $	188,640 183,120	$ $	4,400 4,700	$ $	51 2,971	$ $	-0- -0-	$ $	193,091 190,791
Michael I. Flum, Senior Vice President (3)	2019 2018	$ $	147,700 62,942	$ $	28,880 8,800	$ $	799 -0-	$ $	-0- -0-	$ $	177,379 71,742
Lawrence Fensterstock, Senior Vice President	2019 2018	$ $	188,640 183,120	$ $	44,080 36,600	$ $	1,461 1,461	$ $	-0- -0-	$ $	234,181 221,181
Jonathan L. Levy, Senior Vice President (4)	2019		$66,667		$11,830		$72		$-0-		$78,569

 (1) The amounts in this column reflect bonuses awarded for the fiscal year shown but paid in the subsequent fiscal year.

(2) Represents the compensation costs of stock option awards for financial reporting purposes for the year under ASC 718, rather than an amount paid to or realized by the named executive officer. For a more detailed discussion of the assumptions used in estimating fair value, see Note 5 (Common Stock and Stock Options) of the Notes to Financial Statements in the Annual Report on Form 10-K for the year ended December 31, 2019 that accompanies this proxy statement.

(3) Mr. Michael Flum joined the Company in 2018 and was elected Senior Vice President and Chief Operating Officer on October 24, 2019.

(4) Mr. Levy joined the Company as Senior Vice President and General Counsel in September 2019 and was elected Secretary on October 24, 2019.

OUTSTANDING EQUITY AWARDS

The following table sets forth all stock options granted to the Company’s executive officers during the last fiscal year:

GRANTS OF PLAN-BASED AWARDS
		Equity Grants
Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Michael I. Flum	10-24-19	N/A	50,000	$1.45	$33,819
Jonathan L. Levy	10-24-19	N/A	4,500	$1.45	$3,044

The following table reflects outstanding equity grants to the Company’s executive officers as of December 31, 2019:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date
Jerome S. Flum	-0-	5,000	-0-		$3.19	01-05-21
Michael I. Flum	-0-	50,000	-0-		$1.45	10-24-29
Lawrence Fensterstock	2,080 -0-	520 3,000	-0- -0-	$ $	2.32 2.90	07-11-22 01-05-26
Jonathan L. Levy	-0-	4,500	-0-		$1.45	10-24-29

The closing market price of the Company’s common stock on December 31, 2019 was $1.57 per share.

The options under the above grants may be exercised after four years in installments upon the attainment of specified length of service. In the event of a change in control (as defined), the options will vest in full at the time of such change in control.

DIRECTOR COMPENSATION

Effective January 1, 2016, non-employee directors receive $1,000 per quarter or a total of $4,000 per calendar year.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash	Option Awards(1)	Total
Andrew J. Melnick	$4,000	$2,524	$6,524
Jeffrey S. Geisenheimer (3)	$4,000	$2,524	$6,524
Joshua M. Flum	$4,000	$6,744	$10,744
Richard J. James (2)	$3,000	$2,331	$5,331

(1)
Represents the compensations costs for financial reporting purposes for the year under ASC 718. For a more detailed discussion of the assumptions used in estimating fair value, see Note 5 (Common Stock and Stock Options) of the Notes to Financial Statements in the Annual Report on Form 10-K for the year ended December 31, 2019 that accompanies this proxy statement.

(2)	Resigned for health reasons on October 24, 2019.

(3)	Resigned for personal reasons on May 5, 2020.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth as of March 6, 2020 information regarding the beneficial ownership of the Company’s voting securities (i) by each person or group known by the Company to be the owner of record or beneficially of more than five percent of the Company’s voting securities, (ii) by each of the Company’s directors and executive officers, and (iii) by all directors and executive officers of the Company as a group. Except as indicated in the following notes, the owners have sole voting and investment power with respect to the shares. Unless otherwise noted, each owner’s mailing address is c/o CreditRiskMonitor.com, Inc., 704 Executive Boulevard, Valley Cottage, New York 10989.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Santa Monica Partners, L.P. SMP Asset Management, LLC Lawrence J. Goldstein(2) 1865 Palmer Avenue Larchmont, NY 10538	716,654	6.62%
Tabatabai Investment Management LLC Tabatabai Investment Partners LP Alex Tabatabai(3) 540 N Dearborn Street, #101257 Chicago, IL 60610	727,430	6.72%
Flum Partners(4)	5,641,134	52.08%
Jerome S. Flum	6,238,776 (5)(6)	57.61%
Michael I. Flum	6,500	-----*
Lawrence Fensterstock	143,498	1.30%
Andrew J. Melnick	61,370	-----*
Jeffrey S. Geisenheimer(7)	127,048	1.17%
Joshua M. Flum	12,100	-----*
All directors and executive officers (as a group (7 persons))	6,590,292 (5)(6)	60.85%

*less than 1%

(1) Does not give effect to (a) options to purchase 272,020 shares of Common Stock granted to 38 officers and employees pursuant to the 2009 Long-Term Incentive Plan of the Company, and (b) options to purchase an aggregate of 71,200 shares granted to the non-employee directors pursuant to the 2009 Long-Term Incentive Plan of the Company. All of the foregoing options are not exercisable within sixty days. Includes 2,600 shares of Common Stock issued to Flum Partners in consideration of loans to the Company. Includes options to purchase 16,800 shares of Common Stock granted to non-employee directors, 3,680 of Common Stock granted to Messrs. Jerome Flum and Fensterstock, and 88,050 shares of Common Stock granted to 19 employees, all of which are immediately exercisable.

(2) Based on the information contained in a Schedule 13G/A filed February 1, 2019. The general partner of Santa Monica Partners, L.P. is SMP Asset Management, LLC. Lawrence J. Goldstein is an individual investor, the sole managing member and the sole owner of SMP Asset Management, LLC, and may be deemed to beneficially own these shares.

(3) Based on the information contained in a Schedule 13D filed April 11, 2017. Tabatabati Investment Management LLC is the general partner of Tabatabati Investment Partners LP. The managing member of Tabatabi Investment Management LLC is Alex Tabatabai.

(4) The sole general partner of Flum Partners is Jerome S. Flum, Chairman of the Board and Chief Executive Officer of the Company.

(5) Includes 5,641,134 shares owned by Flum Partners, of which Mr. Flum is the sole general partner, which are also deemed to be beneficially owned by Mr. Flum because of his power, as sole general partner of Flum Partners, to direct the voting of such shares held by the partnership. Mr. Flum disclaims beneficial ownership of the shares owned by Flum Partners. The 6,238,776 shares of Common Stock, or 57.61% of the outstanding shares of Common Stock, may also be deemed to be owned, beneficially and collectively, by Flum Partners and Mr. Flum, as a “group”, within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Act”).

(6) Includes 7,800 shares of Common Stock owned by a grandchild of Mr. Flum, the beneficial ownership of which is disclaimed by Mr. Flum. Also, includes 260,000 shares of Common Stock owned by Family Trusts established by Mr. Flum, the beneficial ownership of which is disclaimed by Mr. Flum.

(7) Resigned for personal reasons on May 5, 2020.

The Company’s equity compensation plan approved by stockholders is the 2009 Long-Term Incentive Plan. The 2009 Long-Term Incentive Plan provided for the grant of options and other awards up to an aggregate of 1,300,000 shares of common stock.

The following table summarizes information about the Company’s common stock that may be issued upon the exercise of options, warrants and rights under all equity compensation plans of the Company as of December 31, 2019.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by stockholders	456,870	$2.30	-0-
Total	456,870	$2.30	-0-

QUALIFIED SMALL BUSINESS STOCK

It recently came to our attention that the Company‘s common stock may meet the criteria of Internal Revenue Code Sec. 1202 qualified small business (“QSB”) stock. Sec. 1202 was added to the tax code in 1993, and originally provided that the gain from the sale of QSB stock acquired on or after August 10, 1993 was eligible for a 50% exclusion. The 50% exclusion was increased to 75% for stock acquired from February 18, 2009 to September 27, 2010, and then increased to 100% for stock acquired on or after September 28, 2010. QSB stock must be original issue shares not shares acquired in the open market. To repeat, if you acquired your shares in CreditRiskMonitor directly from the Company via either a Private Placement or the exercise of stock options, then predicated upon when the stock was originally acquired, either 50%, 75% or 100% of your gain on the sale of these shares is excluded from income if you held the stock for at least five years prior to sale.

While we believe the above accurately describes the tax code as currently written, the Company does not provide tax, legal or accounting advice. This material has been prepared for informational purposes only, and is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction.

PROPOSAL 1:  ELECTION OF DIRECTORS

Four directors are to be elected at the meeting to serve until the next annual meeting of stockholders and until their respective successors shall have been elected and have qualified.  The directors shall be elected by a plurality of the votes cast in favor.  Accordingly, based upon there being four nominees, each person who receives one or more votes will be elected as a director.

Nominees for Directors

All four of the nominees are currently members of the Board.  The Board recommends a vote FOR all nominees.

The following table sets forth certain information regarding those individuals currently serving as the directors, as of May 6, 2020:

Name	Age	Principal Occupation/Position Held with Company	Officer or Director Since
Jerome S. Flum	79	Chairman of the Board/Chief Executive Officer	1983
Andrew J. Melnick	78	Director	2005
Richard Lippe	81	Director	2020
Joshua M. Flum	50	Director	2007

The following pages contain biographical and other information about the nominees.

Jerome S. Flum has been a Director since 1983 and was appointed President and Chief Executive Officer of the Company and Chairman of the Board in June 1985. Since 1968 he has been in the investment business as an Institutional Security Analyst, Research and Sales Partner at an investment firm and then as a General Partner of a private investment pool. Before entering the investment business, Mr. Flum practiced law, helped manage a U.S. congressional campaign and served as a Legal and Legislative Aide to a U.S. Congressman. He has been a guest lecturer at the Massachusetts Institute of Technology/Sloan School of Management Lab for Financial Engineering. Mr. Flum received a BS degree in business administration from Babson College and a JD degree from Georgetown University Law School. We believe that Mr. Flum’s extensive experience, including his service as Chairman of the Board since June 1985, give him the qualifications and skills to serve as one of the directors.

Andrew J. Melnick has been a Director since March 2005. He has been a Managing Partner of SkyView Investment Advisors since 2010. The firm acts as an investment advisor to various independent investment organizations. From 2014 to 2015, Mr. Melnick was the Chief Investment Strategist and a shareholder in the investment advisory firm BPV Capital Management, which provided investment advisory services to institutions and individual clients. From 2005 to 2009, Mr. Melnick helped manage two hedge funds. He retired from Goldman, Sachs & Co. at the end of 2004. He joined Goldman Sachs in 2002 as Co-Director of its Global Investment Research Division and a member of its Management Committee. Prior to joining Goldman Sachs, Mr. Melnick was Senior Vice President and Director of the Global Securities and Economics Research Group of Merrill Lynch. During his 13 years at Merrill Lynch, he expanded the Firm’s Research Group from primarily a domestic effort to one with research offices in 26 countries around the world. During that period Merrill Lynch was ranked as the top research department in nearly all regions of the world including six straight times as the number one equity research department in the United States. Previous employment: President of Woolcott & Co., a boutique research and investment banking firm; Director of Research and a Partner of L.F. Rothschild Unterberg Towbin; and Senior Analyst at Drexel Burnham Lambert. He was a U.S. Army Signal Corps Officer and served in Vietnam. Mr. Melnick is a Commissioner of the Monmouth County Improvement Authority, a member of the Board of Trustees of the Monmouth Medical Center, and serves on the Board of Governors of the American Jewish Committee and acts as Chairman of their Investment Committee. Mr. Melnick earned a BA in economics and MBA in finance from Rutgers. He is a Chartered Financial Analyst (C.F.A.). We believe that Mr. Melnick’s corporate finance and executive-level experience, as well as his service on the Board since March 2005, give him the qualifications and skills to serve as one of the directors.

Richard Lippe has been a Director since May 2020. Mr. Lippe was one of the founding members and a partner of the law firm Meltzer, Lippe, Goldstein and Breistone, LLP (1979-2004). Prior to that, he was a founding member and partner of the law firm Lippe, Ruskin, Schlissel and Moscou, LLP (1966-1978), and was Deputy County Attorney for Nassau County, New York (1964-1966). While actively practicing law, among other things, he chaired the Corporate and Technology Groups at the two firms. He has extensive experience representing mature, middle and early stage private and public companies, and has provided other ongoing business related activities and advice to management and boards of directors and general partners. He has frequently served as general counsel and/or a member of the board and an active business advisor to a number of companies. We believe that Mr. Lippe’s legal experience, as well as his experience in the areas of finance and mergers and acquisitions, and his service on the Board since May 2020, give him the qualifications and skills to serve as one of the directors.

Joshua M. Flum has been a Director since September 2007. He has been an executive with CVS Health Corporation since July 2004 and has held several senior roles. Mr. Flum is currently Executive Vice President, Enterprise Strategy and Digital. In this role, he is responsible for leading the development of CVS Health’s enterprise strategy, ensuring strategic priorities are integrated into business plans across the enterprise and proactively identifying opportunities to accelerate the company’s growth through strategic partnerships, investments and acquisitions. Mr. Flum earned his bachelor’s degree from Tufts University and is a graduate of the Yale Law School. He spent the first years of his professional career clerking for the Honorable Edward R. Becker, Chief Judge of the United States Court of Appeals for the Third Circuit, and then at the law firm of Miller, Cassidy, Larroca and Lewin, LLP. He then joined the Boston Consulting Group where his work focused on the consumer and retail practice area. We believe that Mr. Flum’s experience in the areas of business consultation and legal, and his service on the Board since September 2007, give him the qualifications and skills to serve as one of the directors.

Term of Office
Each director will hold office until the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.  Each executive officer will hold office until the initial meeting of the Board following the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.

Family Relationships

Joshua M. Flum is the son of Jerome S. Flum.

Executive Officers

Name	Age	Principal Occupation/Position Held with Company	Officer Since
Jerome S. Flum	78	Chief Executive Officer	1983
Michael I. Flum	33	Senior Vice President/Chief Operating Officer	2019
Steven Gargano	43	Senior Vice President/Chief Financial Officer	2020
Jonathan L. Levy	55	Senior Vice President/General Counsel/Secretary	2019

Michael I. Flum joined the Company in June 2018 as Vice President of Operations & Alternative Data. He was elected Senior Vice President and Chief Operating Officer on October 24, 2019 and is responsible for operational strategy and implementation, leveraging technology to improve the efficiency of human capital and work processes. Prior to joining CreditRiskMonitor, Mr. Flum served as Vice President of Operations at Gullett & Associates, Inc., a Houston-based midstream oil & gas survey and drafting services firm from 2016 to 2017. Mr. Flum held various engineering and project management roles at Enterprise Products Partners, a Houston-based oil & gas pipeline owner/operator from 2009 to 2016. Over his time in the oil & gas sector, Mr. Flum successfully completed pipeline and plant projects totaling over $1.3 billion dollars. He was also able to install processes which streamline service offerings and unify customer experience across teams. Mr. Flum holds an MBA from Columbia Business School as well as a BS in Mechanical Engineering and a BA in Religious Studies from Rice University. Mr. Flum is the son of Jerome Flum and the brother of Joshua Flum.

Steven Gargano joined the Company is January 2020 and has more than 20 years of experience in financial services, product development, workflow optimization, operations, customer experience, and financial technology. Prior to joining CreditRiskMonitor, he was the Managing Director and Head of Financial Information & Risk Analysis for over $12B in assets at 1199SEIU Pension and Benefit Funds. Before that, he served as a Senior Managing Director and Head of Product Development and Customer Support for U.S. Bancorp Fund Services’ Alternative Investment Solutions division. Prior to that, he was the Managing Director and Head of the Planning, Strategy, and Implementation Group for the Accounting, Finance, and Back Office groups at Mariner Investment Group. Prior to joining Mariner, he worked at Deloitte & Touche within the firm's Investment Management Business Advisory Services consulting group in New York. Prior to that, he held the Product Controller position at Gabelli Asset Management responsible for managing the middle office and its functions for all alternative products and their respective trading activities. He started his career at Arthur Andersen working as an auditor in the Financial Service Industry Asset Management & Capital Markets Group specializing in brokerage and hedge funds. Recently, he served as Head of Finance & Operations for financial technology platforms specializing in creating technology and service models for private equity, hedge fund, wealth management, and service providers. Mr. Gargano is a graduate of Harvard Business School. In addition, he graduated with honors from Cornell University in Applied Economics, Management, and Accounting. He also serves on the board of Cornell University’s College of Business.

Jonathan L. Levy joined the Company in September 2019 and was elected Senior Vice President, General Counsel and Secretary on October 24, 2019. He is responsible for the Company’s legal and compliance matters, as well as for leading its strategic alliances and partnerships. Mr. Levy has over 25 years’ experience as a corporate, commercial and transactional attorney working for a prestigious law firm, private equity firm and corporations. Prior to joining the Company, he was Senior Vice President, General Counsel and Corporate Secretary of a global retail, e-commerce and consumer goods company. From 2011 to 2016, Mr. Levy was Vice President and Corporate Counsel for the private equity firm Peabody Capital LLC. Mr. Levy received an MBA from Columbia University, and a JD and BS from Michigan State University.

Significant Employees

Peter Roma has been Senior Vice President of Sales and Service since August 2017. He is responsible for both new sales growth and the servicing of our current subscriber base. Previously, Mr. Roma was Vice President of Sales since 2010 where he was tasked with implementing firm wide the sales process he had developed while an Account Executive. He joined the Company in October 2004 as an Account Executive. Mr. Roma has over 35 years of sales experience. He started with Metropolitan Insurance Company but spent most of his career in financial services working for Shearson Lehman Bros., Inc. and then Merrill, Lynch, Pierce, Fenner & Smith where he was a Vice President-Private Client.

Michael Broos has been Chief Technology Officer since December 2001. He has more than 40 years of experience leading technology teams in the development and implementation of software applications for the Internet, Windows, DOS, and mainframes. Before joining the Company, Mr. Broos was Senior Vice President of Technology for About.com; Chief Technology Officer of Fan2Fan.com; Chief Technology Officer of AKA.com; Vice President of Internet Solutions for Inventure.com; and Vice President of Software Development for Dun & Bradstreet for 8 years. Prior to joining Dun & Bradstreet in 1990, Mr. Broos was an independent consultant and entrepreneur for 10 years, during which time he co-founded several software companies, including Infocom (the creators of Zork). Mr. Broos began his career with a ten-year stint on the academic computer research staff of the M.I.T. Laboratory of Computer Science, where he developed interactive, graphical and email-based applications for the ARPANET (the precursor of today’s Internet).

Michael Clark was promoted to Senior Vice President of Information Technology in August 2018 and is now responsible for all aspects of technology. Previously, he had been Vice President of Software Development since May 2002.  Mr. Clark brings over 30 years of software design and development experience. Prior to joining the Company, from 1997-2001, Mr. Clark was Director of Software Development for The Technology Group, creating early web-based smart-document and legal expert systems.  From 1988 to 1996 he helped develop the award-winning word processing system Nota Bene, enabling multi-lingual document editing in Windows and MS-DOS systems. Mr. Clark has a B.A. in Computational Mathematics from the University of Buffalo.

Kirk Ellis was promoted to Senior Vice President of Quality Assurance in January 2019, after previously serving as Vice President, and has led the QA department since 2008. Mr. Ellis guides a team of more than 30 data and financial analysts who ensure the data quality and integrity of our information and scores, including benchmarking the ongoing accuracy of our proprietary FRISK® Score. He joined CreditRiskMonitor in 2005 as a research analyst and has held a series of progressively responsible data leadership roles. Mr. Ellis has more than 20 years of experience in information services, focused on financial data collection, quality and research. Before coming to CreditRiskMonitor, he managed data and analytics teams at Citigate Financial Intelligence and at Thomson Financial Research. Mr. Ellis holds a BA in Economics from the State University of New York at Purchase.

Nicholas J. Walz joined the Company in August 2017 and has served as Vice President of Marketing since August 2018. Prior to joining CreditRiskMonitor, his experience touched all realms of B2B and B2C digital marketing, including content development, front-end web development, e-mail marketing automation, lead generation, events (trade shows, seminars and webinars), graphic design, and social media. Before joining CreditRiskMonitor, Mr. Walz served as Senior E-Commerce Manager for Vitec Imaging Distribution, Inc. from 2015 to 2017, where he led the company’s U.S. division into becoming the No. 1 territory for revenue and profitability in online sales. He began his career as simultaneously a digital producer for the United States Tennis Association and sports journalist with Gannett. Mr. Walz earned both an M.A. and B.A.in English from the State University of New York at Albany.

Committees

The Audit Committee

The Audit Committee assists the Board in fulfilling its responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the Company’s financial reporting. To fulfill its purposes, the Committee’s duties include to:

•	Appoint, evaluate, compensate, oversee the work of, and if appropriate terminate, the independent auditor, who shall report directly to the Committee.

•	Approve in advance all audit engagement fees and terms of engagement as well as all audit and non-audit services to be provided by the independent auditor.

•	Engage independent counsel and other advisors, as it deems necessary to carry out its duties.

In performing these functions, the Audit Committee meets periodically with the independent auditors and management to review their work and confirm that they are properly discharging their respective responsibilities. The Board has adopted a written charter for the Audit Committee, a copy of which was annexed to the Company’s 2013 Proxy Statement and can be found on the Company’s website, http://www.crmz.com, under “Investor Information”.

The Audit Committee currently consists of the Company’s outside directors – Andrew Melnick, Richard Lippe and Joshua Flum, all of whom, except Mr. Flum, are audit committee financial experts and independent, as such terms are defined by the SEC.

Nominating Committee

Due to the Company’s small size and scope of operations, it does not have a separately designated and standing nomination committee at this time, and therefore the entire Board is responsible for screening and reviewing potential director candidates and nominating and recommending such candidates for election by the stockholders.

Compensation Committee

The Compensation Committee of the Board is responsible for advising the Board with respect to the compensation of the Company’s employees, including the determination of the compensation for the Chief Executive Officer and the other executive officers, the approval of one or more stock option plans and other compensation plans covering the Company’s employees, and the grant of stock options and other awards pursuant to stock option plans and other compensation plans. The members of the Compensation Committee currently are Messrs. Andrew Melnick, Richard Lippe and Joshua Flum. The Compensation Committee does not currently have a charter.

The Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee. The Chief Executive Officer assists the Compensation Committee from time to time by advising on a variety of compensation matters, such as assisting the Compensation Committee in determining appropriate salaries and bonuses for the executive officers. The Compensation Committee has the authority to consult with management and to engage the services of outside advisors, experts and others to assist it in its efforts.

Board Leadership Structure and Role in Risk Oversight

The Board as a whole is responsible for the Company’s risk oversight. The executive officers address and discuss with the Board the Company’s risks and the manner in which the Company manages or mitigates such risks. While the Board has the ultimate responsibility for the Company’s risk oversight, the Board works in conjunction with its committees on certain aspects of its risk oversight responsibilities. In particular, the Audit Committee focuses on financial reporting risks and related controls and procedures.

Since 1985, Jerome S. Flum has served as the Chairman of the Board and Chief Executive Officer. We do not currently have a lead independent director. At this time, the Board believes that Mr. Flum’s combined role as Chief Executive Officer and Chairman of the Board enables us to benefit from Mr. Flum’s significant institutional and industry knowledge and experience, while at the same time promoting unified leadership and direction for the Board and executive management without duplication of effort and cost. Given the Company’s history, position, Board composition and the relatively small size of the company and management team, at this time the Board believes that we and the shareholders are best served by the current leadership structure.

Report of the Audit Committee

In overseeing the preparation of the financial statements of CreditRiskMonitor.com, Inc. as of December 31, 2019 and for the years ended December 31, 2019 and 2018, the Audit Committee met with management to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues.  Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with management.  The Committee also discussed with CohnReznick LLP, the Company’s outside auditors (“CohnReznick”), the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Committee received the written disclosures and the letter from CohnReznick required by applicable requirements of the Public Company Accounting Oversight Board regarding CohnReznick’s communications with the Committee concerning independence and the Committee discussed CohnReznick’s independence with CohnReznick.

On the basis of these reviews and discussions, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the Securities and Exchange Commission.

Meetings

The Board held three (3) meetings during the fiscal year ended December 31, 2019.

The Audit Committee of the Board held one (1) meeting during the fiscal year ended December 31, 2019, prior to the filing of the Company’s Annual Report on Form 10-K.

During 2019, all of the directors attended at least 75% of the meetings of the Board and of the committees on which they served.

The Company does not have a formal policy regarding director attendance at the annual meeting of stockholders. However, all directors are encouraged to attend.

Communications with the Board

Any security holder who wishes to communicate with the Board or a particular director should send the correspondence to the Board, CreditRiskMonitor.com, Inc., 704 Executive Boulevard, Suite A, Valley Cottage, New York 10989, Attention: Corporate Secretary.  Any such communication so addressed will be forwarded by the Corporate Secretary to the members or a particular member of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on its review of the copies of such reports received by it with respect to fiscal 2019, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company’s equity securities have been timely complied with.

Director Independence

The Board is currently comprised of Jerome S. Flum, Andrew J. Melnick, Richard Lippe and Joshua M. Flum, all of whom, except Messrs. Jerome S. Flum and Joshua M. Flum, are “independent directors”, as defined by the SEC.

Code of Ethics

The Board has adopted a Code of Ethics for the Company’s Principal Executive Officer and Senior Financial Officers. This Code applies to the Company’s Chief Executive Officer, President and Chief Financial Officer (who also is the Company’s principal accounting officer).

The Board unanimously recommends a vote “FOR” all nominees.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS
(ITEM NO. 2 ON THE PROXY CARD)

Upon the recommendation of the Audit Committee, the Board has selected CohnReznick LLP to serve as the Company’s independent registered public accounting firm for 2020. In taking this action, the Board considered CohnReznick LLP’s independence with respect to the services to be performed and other factors, which the Board believes is advisable and in the best interest of the stockholders.

CohnReznick LLP served as the Company’s independent registered public accounting firm for the years ended December 31, 2019 and 2018, and has no financial interest of any kind in us except the professional relationship between auditor and client.

Asael Meir, a partner of CohnReznick LLP, will be in attendance at the meeting.  He will have an opportunity to make a statement if he wishes to do so, and will be available to respond to appropriate questions.  We are asking the stockholders to ratify the selection of CohnReznick LLP as the Company’s independent registered public accounting firm for 2020. Although ratification is not required by the Company’s Bylaws or otherwise, the Board is submitting the selection of CohnReznick LLP to the stockholders for ratification because we value the stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice.

In the event that the stockholders fail to ratify the selection, it will be considered a recommendation to the Board to consider the selection of a different firm. Even if the selection is ratified, the Board may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

The aggregate fees incurred by CohnReznick LLP for professional services rendered to the Company for the last two fiscal years are as follows:

	Fiscal Year Ended December 31,
	2019	2018

Audit fees (1)	$99,500	$102,000
Audit related fees (2)	-	-
Tax fees (3)	12,600	12,200
All other fees	-	-

Total fees	$112,100	$114,200

(1)	Consists of fees for services provided in connection with the audit of the Company’s financial statements and review of the Company’s quarterly financial statements.

(2)	Consists of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”

(3)	Consists of fees for preparation of Federal and state income tax returns.

The engagement of CohnReznick LLP for the 2019 and 2018 fiscal years and the scope of audit-related services, including the audits and reviews described above, were all pre-approved by the Audit Committee.

The policy of the Audit Committee is to pre-approve the engagement of the Company’s independent auditors and the furnishing of all audit and non-audit services.

The Board unanimously recommends a vote “FOR” ratification of CohnReznick LLP as the Company’s independent registered public accounting firm for 2020.

PROPOSAL 3 — RATIFICATION OF THE COMPANY’S AMENDED AND RESTATED
ARTICLES OF INCORPORATION
(ITEM NO. 3 ON THE PROXY CARD)

The Board unanimously seeks Stockholder approval of an Amended and Restated Articles of Incorporation which will predominantly: (i) expand the business activities that the Company is allowed to engage in; and (ii) reduce the lowest number of Directors of the Board to no less than two (2) (as opposed to the current number of three (3)).

The Board unanimously recommends a vote “FOR” ratification of the Company’s Amended and Restated Articles of Incorporation.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the next annual meeting of stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received at the Company’s offices in Valley Cottage, New York by February 12, 2021 for inclusion in the Company’s proxy statement and form of proxy relating to such meeting.

To be in proper form, a stockholder’s proposal or nomination must comply with Rule 14a‑8 of the Securities and Exchange Commission.  A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about compliance with SEC and other requirements.   The Company will not consider any proposal or nomination that does not meet the requirements of Rule 14a-8 of the Securities and Exchange Commission.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the meeting, we have no knowledge of any matters to be presented at the meeting other than those listed as Proposals 1, 2 and 3 in the notice. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

FORM 10-K

This proxy statement is accompanied by a copy of the Annual Report on Form 10-K for the year ended December 31, 2019 (excluding exhibits). We may charge a fee equal to the Company’s reasonable expenses in furnishing the exhibits.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on July 27, 2020.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on July 27, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

	☐	☐	☐
1. Election of Directors
Nominees:
01) Jerome S. Flum	02) Andrew J. Melnick	03) Richard Lippe	04) Joshua M. Flum

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain

2. To ratify the selection of CohnReznick LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain

3. To ratify the Company’s Amended and Restated Articles of Incorporation.	☐	☐	☐

NOTE:  Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No

Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com.

CREDITRISKMONITOR.COM, INC.
Annual Meeting of Stockholders
July 28, 2020
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Jonathan Levy, as proxy, with the power to appoint his substitute, and hereby authorize him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CREDITRISKMONITOR.COM, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, EST on July 28, 2020 at 704 Executive Boulevard, Suite A, Valley Cottage, New York, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein.  If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

Appendix A

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
CREDITRISKMONITOR.COM, INC.

Pursuant to the provisions of Nevada Revised Statutes 78.390 and 78.403, the undersigned officer of CreditRiskMonitor.com, Inc., a Nevada corporation, does hereby certify as follows:

A. The board of directors of the corporation (the “Board of Directors”) has duly adopted resolutions proposing to amend and restate the articles of incorporation of the corporation as set forth below, declaring such amendment and restatement to be advisable and in the best interests of the corporation.

B. The amendment and restatement of the articles of incorporation as set forth below has been approved by a majority of the voting power of the stockholders of the corporation, which is sufficient for approval thereof.

C. This certificate sets forth the text of the articles of incorporation of the corporation as amended and restated in their entirety to this date as follows:

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
CREDITRISKMONITOR.COM, INC.

ARTICLE I

The name of the corporation is CreditRiskMonitor.com, Inc. (the “Corporation”).

ARTICLE II

The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity or carry on any business for which corporations may be organized under the laws of the State of Nevada.

ARTICLE IV

Section 1. Designation and Number of Shares.

(a) The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 37,500,000 shares, consisting of 32,500,000 shares of common stock, par value $0.01 per share (the “Common Stock”), and 5,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).

(b) The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock designation.

Section 2. Preferred Stock.

(a) Shares of Preferred Stock may be issued in one or more series at such time or times and for such consideration as the Board of Directors of the Corporation may determine.

(b) Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the establishment and/or issuance of any series of Preferred Stock, the designation and number of the shares of such series and the powers, preferences and rights of such series, and the qualifications, limitations or restrictions thereof, to the fullest extent such authority may be conferred upon the Board of Directors under the laws of the State of Nevada. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law.

Section 3. Common Stock.

(a) Dividends. Dividends may be declared and paid on the Common Stock from funds legally available therefor, if, as and when determined by the Board of Directors in their sole discretion, subject to provisions of law, any provision of these Amended and Restated Articles of Incorporation and subject to the relative rights and preferences of any shares of Preferred Stock authorized, issued and outstanding hereunder. The term “Amended and Restated Articles of Incorporation” as used herein shall mean these Amended and Restated Articles of Incorporation of the Corporation, as amended from time to time.

(b) Voting. The holders of the Common Stock are entitled to one vote for each share held on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to these Amended and Restated Articles of Incorporation (including any certificate of designation relating to Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled to vote thereon, either separately or together as a class with the holders of one or more other such series, as required by law or pursuant to these Amended and Restated Articles of Incorporation (including any certificate of designation relating to Preferred Stock).

ARTICLE V

The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

Section 1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by law or by these Amended and Restated Articles of Incorporation or the Amended By-Laws of the Corporation as in effect from time to time (the “By-Laws”), the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

Section 2. The directors of the Corporation need not be elected by written ballot unless the By-Laws so provide.

Section 3. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and/or by written consent.

Section 4. Special meetings of the stockholders may only be called by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board. For the purposes of these Amended and Restated Articles of Incorporation, the term “Whole Board” shall mean the total number of authorized directors then currently in office. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

ARTICLE VI

Section 1. Subject to the rights of the holders of shares of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board.

Section 2. The directors, other than those who may be elected by the holders of shares of any series of Preferred Stock under specified circumstances, shall be one class, with the term of office of the class to expire at the annual meeting of stockholders following the classification of directors and until their successors are duly elected and qualified. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire, other than directors elected by the holders of any series of Preferred Stock under specified circumstances, shall be elected for a term of office to expire at the succeeding annual meeting of stockholders after their election and until their successors are duly elected and qualified. The Board of Directors is authorized to assign members of the Board already in office to such class as it may determine at the time the classification of the Board of Directors pursuant to these Amended and Restated Articles of Incorporation becomes effective.

Section 3. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office even though less than a quorum, or by a sole remaining director, and not by stockholders, and directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires and until such director’s successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

Section 4. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the By-Laws of the Corporation.

Section 5. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time with or without cause and only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote at an election of directors, voting together as a single class.

ARTICLE VII

The Board of Directors is expressly empowered to adopt, amend or repeal By-Laws of the Corporation. Any adoption, amendment or repeal of the By-Laws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the By-Laws of the Corporation; provided, that in addition to the affirmative vote of the holders of any class or series of the shares of capital stock of the Corporation required by law or by these Amended and Restated Articles of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the By-Laws of the Corporation.

ARTICLE VIII

Section 1. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, or trustee of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such action, suit or proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the laws of the State of Nevada, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this Article VIII with respect to proceedings to enforce rights to indemnification or an advancement of expenses or as otherwise required by law, the Corporation shall not be required to indemnify or advance expenses to any such Indemnitee in connection with an action, suit or proceeding (or part thereof) initiated by such Indemnitee unless such action, suit or proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Section 2. In addition to the right to indemnification conferred in Section 1 of this Article VIII, an Indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending any such action, suit or proceeding in advance of its final disposition; provided, however, that, if the laws of the State of Nevada then requires an advancement of expenses incurred by an Indemnitee in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Section 2.

Section 3. If a claim under Sections 1 or 2 of this Article VIII is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expenses of prosecuting or defending such suit. In any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the Indemnitee has not met any applicable standard for indemnification set forth in the laws of the State of Nevada. In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Indemnitee has not met any applicable standard for indemnification set forth in the laws of the State of Nevada. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the laws of the State of Nevada, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

Section 4. The rights to indemnification and to the advancement of expenses conferred in this Article VIII shall not be exclusive of any other right which any person may otherwise have or hereafter acquire including any right provided by law, these Amended and Restated Articles of Incorporation as amended from time to time, the Corporation’s By-Laws, as well as by any agreement or any vote of stockholders or directors as permitted by the laws of the State of Nevada.

Section 5. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of (i) the Corporation or (ii) another corporation (of which the Corporation has an equity interest), partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the laws of the State of Nevada.

Section 6. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 7. The rights conferred upon Indemnitees in this Article VIII shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VIII that adversely affects any right of an Indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any action, suit or proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to any such amendment, alteration or repeal.

Section 8. If any word, clause, provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article VIII (including, without limitation, each portion of any section of this Article VIII containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of any section of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE IX

The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes (as amended from time to time, “NRS”). No amendment to or repeal of this Article IX shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the NRS is amended to further eliminate or limit or authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended. All references in this Article IX to a director or officer shall also be deemed to refer to any such director acting in his or her capacity as a Continuing Director (as defined in Article XI).

ARTICLE X

The Corporation reserves the right to amend or repeal any provision contained in these Amended and Restated Articles of Incorporation in the manner prescribed by the laws of the State of Nevada and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that in addition to the affirmative vote of the holders of any class or series of the shares of capital stock of the Corporation required by law or by these Amended and Restated Articles of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision inconsistent with, Articles V, VI, VII, VIII, and IX, this Article X, and Articles XI, XII and XIII of these Amended and Restated Articles of Incorporation.

ARTICLE XI

The Board of Directors is expressly authorized to cause the Corporation to enter into agreements necessary and convenient to the conduct of the business of the Corporation. The Board of Directors is expressly authorized to cause the Corporation to issue rights or options pursuant to NRS 78.200 and, in that connection and to enter into any agreements necessary or convenient for such issuance. Any such agreement may include provisions limiting, in certain circumstances, the ability of the Board of Directors of the Corporation to redeem the securities issued pursuant thereto or to take other action thereunder or in connection therewith unless there is at least a specified number or percentage of Continuing Directors then in office. Pursuant to NRS 78.120 and 78.135, the Continuing Directors shall have the power and authority to make all decisions and determinations and exercise or perform such other acts, which such Continuing Directors shall make, exercise or perform as provided in any such agreement. For purposes of this Article XI and any such agreement, the term, “Continuing Directors,” shall mean (1) those directors (i) who were members of the Board of Directors of the Corporation at the time the Corporation entered into such agreement or (ii) who subsequently becomes a member of the Board of Directors, if such director’s nomination for election to the Board of Directors is recommended or approved by the majority vote of the Continuing Directors then in office; and (2) such members of the Board of Directors designated in, or in the manner provided in, such agreement as Continuing Directors.

ARTICLE XII

Section 1. Exclusive Forum. To the fullest extent permitted by law, and unless the Corporation, pursuant to a resolution adopted by a majority of the Whole Board, consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought in the name or right of the Corporation or on its behalf, (b) any action asserting a claim for breach of any fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action arising or asserting a claim arising pursuant to any provision of NRS Chapters 78 or 92A or any provision of these Amended and Restated Articles of Incorporation or By-Laws, (d) any action to interpret, apply, enforce or determine the validity of these Amended and Restated Articles of Incorporation or By-Laws or (e) any action asserting a claim governed by the internal affairs doctrine.

Section 2. Deemed Notice and Consent. To the fullest extent permitted by law, each and every person purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) the Amended and Restated Articles of Incorporation, (b) the By-Laws and (c) any amendment to the Amended and Restated Articles of Incorporation or the By-Laws enacted or adopted in accordance with the Amended and Restated Articles of Incorporation, the By-Laws and applicable law.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amended and Restated Articles of Incorporation of CreditRiskMonitor.com, Inc.

By:
Name:
Title: